- 8 King Street, Suite 208 – Toronto Ontario, Canada – M5C 1B5 -
- tel: 416-361-9640  -  fax: 416-361-0883

Colombia Goldfields Ltd. Reports on Marmato Diamond Drilling

TORONTO, ON, FEBRUARY 28, 2008: Colombia Goldfields Ltd. (the “Company”) (TSX: GOL / OTCBB: CGDF) results of 45 diamond drill holes on the Zona Alta at the Marmato Mountain gold project in Colombia.

Some of the highlights of the current program include: 72.0 meters of 1.62 g/t Au (MT-1002), 65.0 meters of 1.86 g/t Au (MT-1003), 23.45 meters at 1.37 g/t Au (MT-1007), 42.7 meters of 0.83 g/t Au (MT-1008), 32.0 meters of 1.13 g/t Au (MT-1021), 63.85 meters of 0.58 g/t Au (MT-1023), 34.0 meters of 0.81 g/t Au (MT-1026), 42.8 meters of 0.83 g/t Au (MT-1037), 37.7 meters of 1.64 g/t Au (MT-1037), 36.75 meters of 1.13 g/t Au (MT-1041), 36.0 meters of 2.37 g/t Au (MT-1043), 12.90 meters at 9.52 g/t Au (MT-1050), 34.85 meters of 0.84 g/t Au (MT-1052), and 10.0 meters at 11.94 g/t Au (MT-1057).

“Almost all the drill holes at Marmato returned significant gold intersections, longer than five meters,” said Colombia Goldfield’s Vice Chairman and CEO Randy Martin. “Together with the results of channel sampling in underground mines, the results confirm the types of grades and widths reported in the historical drilling and resource estimation reported in our press release of November 14, 2006. A resource calculation based on these results is expected to be completed in March, and ultimately we expect to combine the Zona Alta calculation with Zona Baja (Lower Zone), an asset for which we have a definitive agreement to acquire.”

To February 24, 2008, 15,886 meters of drilling has been completed in 86 diamond drill holes with five more underway. Results from 45 holes (8,829.72 meters) have been received to date and are listed in Table 1. The drill hole locations are shown on the accompanying plan. A resource calculation, which will include the results of approximately 11,000 meters of drilling and approximately 1,700 meters of underground channel sampling, is currently being conducted by Micon International Limited (“Micon”) and is expected to be completed in March 2008. This will be followed by a scoping study which is also being carried out by Micon and is expected to be released during the second quarter of 2008.

A larger drill program for a cumulative total of 60,000 meters is underway to upgrade and define additional resources with completion planned in the fourth quarter of 2008. The number of diamond drill rigs at Marmato will be increased from the current five to ten in the coming months. In addition, a 10,000 meter drill program, planned on the five new gold targets in the Caramanta exploration project surrounding Marmato Mountain, will start in the second quarter of 2008.

Dr Stewart D. Redwood, Vice President of Exploration of the Company, is the qualified person as defined by NI 43-101 who has prepared or supervised the preparation of all scientific or technical information contained in this press release. He is a Fellow of the Institute of Materials, Minerals and Mining (FIMMM) of the UK, a foreign professional association and designation recognized by the Canadian regulatory authorities. The Company samples were prepared by Inspectorate (ISO 9001:2000 and 9002:2004 certified) at sample preparation facilities in Medellin, Colombia, and Reno, Nevada and assayed for gold by fire assay with gravimetric finish or AAS finish and analyzed for silver and a suite of multi-elements by ICP at their laboratories in Reno, Nevada, and Lima, Peru. Additional laboratories used were SGS in Medellin, Colombia (preparation) and Lima, Peru (analysis), and ALS Chemex in Reno, Nevada (analysis) using the same analytical methods. Blank, standard and duplicate samples are routinely inserted for quality assurance and quality control.

About Colombia Goldfields

Colombia Goldfields Ltd., through its subsidiaries Compañia Minera de Caldas S.A. and Gavilan Minerals S.A., is developing what we believe is a multi-million ounce gold resource in Colombia’s historic Marmato Mountain gold district.

Colombia Goldfields is traded in the US under the symbol CGDF, on the Toronto Stock Exchange under the symbol GOL, and in Germany under the symbol C2B. The Company's full September 30, 2007, unaudited consolidated financial statements and management's discussion and analysis are available at www.colombiagoldfields.com, EDGAR at www.sec.gov and SEDAR at www.sedar.com under the Company's profile.

Disclaimer

This release contains forward-looking statements that are based on the beliefs of Colombia Goldfield's management and reflect Colombia Goldfield's current expectations as contemplated under section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. When used in this release, the words "estimate, "project," "believe," "anticipate," "intend," "expect," "plan," "predict," "may," "should," "will," "can," the negative of these words, or such other variations thereon, or comparable terminology, are all intended to identify forward-looking statements. Such statements reflect the current views of Colombia Goldfields with respect to future events based on currently available information and are subject to numerous assumptions, risks and uncertainties, including, but not limited to, risks and uncertainties pertaining to development of mining properties, changes in economic conditions and other risks, uncertainties and factors, which may cause the actual results, performance, or achievement expressed or implied by such forward-looking statements to differ materially from the forward looking statements. In particular, there is no assurance that a definitive agreement will be executed or that the proposed transaction will be completed.

Company Contact:

J. Randall Martin, Vice Chairman and CEO
Colombia Goldfields Ltd. (TSX: GOL / OTC BB: CGDF)
8 King Street East, Suite 208
Toronto, Ontario, M5C 1B5
T: 416-203-3856
F: 416-361-0883
info@colombiagoldfields.com
www.colombiagoldfields.com

U.S. Investor Relations:	Canadian Investor Relations:

John Menditto	Martti Kangas
Roth Investor Relations, Inc.	The Equicom Group
Tel. +1 732 792 2200	Toronto, ON
Email: johnmenditto@rothir.com	416-815-0700 x 243

Table . Length-weighted average gold and silver grades of drill holes from Marmato.

Hole Number	From (meters)	To (meters)	Interval (meters)	Gold (g/t)	Silver (g/t)
MT-1001	30.00	44.60	14.60	0.361	4.5
MT-1001	60.00	66.00	6.00	0.538	10.2
MT-1001	119.30	134.00	14.70	0.960	6.3
MT-1001	139.50	152.00	12.50	1.025	14.5
MT-1001	172.00	186.00	14.00	1.740	8.6
MT-1002	35.94	56.00	20.06	0.816	9.2
MT-1002	60.00	82.00	22.00	0.356	4.8
MT-1002	226.00	298.00	72.00	1.624	3.5
MT-1003	229.00	294.00	65.00	1.869	9.1
MT-1003	300.05	310.00	9.95	0.428	6.2
MT-1003	345.95	354.00	8.05	0.364	1.7
MT-1004	379.50	393.55	14.05	0.431	3.0
MT-1005	225.00	233.25	8.25	0.337	2.3
MT-1005	266.60	277.00	10.40	0.545	3.6
MT-1005	308.60	316.00	7.40	0.470	4.5
MT-1006	No significant intervals
MT-1007	0.00	91.00	Results pending
MT-1007	91.15	107.15	16.00	0.643	17.5
MT-1007	113.10	119.00	5.90	0.591	8.6
MT-1007	151.00	181.00	30.00	0.784	9.4
MT-1007	187.00	210.45	23.45	1.370	15.8
MT-1007	218.95	241.00	22.05	0.511	4.5
MT-1008	167.00	177.00	10.00	0.525	6.5
MT-1008	185.00	191.00	6.00	0.570	3.6
MT-1008	229.00	235.00	6.00	0.314	3.5
MT-1008	240.30	283.00	42.70	0.837	6.2
with	240.30	248.40	8.10	3.247	15.7
MT-1009	18.00	32.00	14.00	0.456	7.5
MT-1010	21.00	27.86	6.86	0.403	5.1
MT-1010	142.00	156.00	14.00	1.568	2.6
MT-1011	No significant intervals
MT-1012	Results pending
MT-1013	Results pending
MT-1014	Results pending
MT-1015	No significant intervals
MT-1016	No significant intervals
MT-1017	Results pending
MT-1018	30.00	46.05	16.05	0.537	2.0

MT-1019	Results pending
MT-1020	28.20	40.20	12.00	0.355	4.5
MT-1020	54.20	64.20	10.00	0.655	2.8
MT-1020	72.20	88.90	16.70	0.913	5.9
MT-1020	94.90	121.50	26.10	1.905	7.8
MT-1021	78.00	110.00	32.00	1.135	5.2
MT-1022	No significant intervals
MT-1023	61.15	125.00	63.85	0.584	4.1
MT-1024	3.95	19.00	15.05	2.584	7.7
MT-1024	42.80	79.00	36.20	0.431	2.1
MT-1024	81.00	95.00	14.00	0.300	1.9
MT-1024	97.00	115.70	18.70	0.863	3.9
MT-1025	117.50	127.50	10.00	0.455	2.9
MT-1025	147.50	153.50	6.00	2.134	8.3
MT-1026	37.00	45.00	8.00	0.313	1.6
MT-1026	48.15	75.00	26.85	0.912	8.0
MT-1026	81.00	115.00	34.00	0.812	7.4
MT-1026	133.00	158.00	25.00	0.582	5.5
MT-1027	13.00	19.00	6.00	0.502	12.7
MT-1027	28.00	36.20	8.20	0.325	6.5
MT-1028	Results pending
MT-1029	3.10	23.30	20.20	0.746	8.0
MT-1029	71.30	81.30	10.00	1.210	4.9
MT-1029	97.30	117.30	20.00	1.017	4.3
MT-1030	46.00	54.80	8.80	0.921	7.3
MT-1030	71.00	85.00	14.00	0.535	2.1
MT-1030	173.00	185.00	12.00	2.174	2.5
MT-1030	195.00	214.50	19.50	0.526	1.5
MT-1031	159.65	165.00	5.35	6.017	176.7
MT-1032	Results pending
MT-1033	No significant intervals
MT-1034	26.00	32.00	6.00	.32	1.90
MT-1034	56.00	63.90	7.90	1.419	4.3
MT-1035	Results pending
MT-1036	Results pending
MT-1037	63.60	69.50	5.90	0.38	7.60
MT-1037	95.50	105.50	10.00	0.449	3.6
MT-1037	117.50	160.30	42.80	0.837	5.9
MT-1037	172.30	188.30	16.00	1.020	3.7
MT-1037	210.00	224.30	14.30	4.540	10.8
MT-1037	232.30	270.00	37.70	1.645	4.4

MT-1038	No significant intervals
MT-1039	1.30	13.30	12.00	0.360	4.1
MT-1039	37.00	43.20	6.20	0.693	7.1
MT-1039	63.000	69.000	6.00	0.370	2.1
MT-1039	75.00	83.00	8.00	0.741	3.9
MT-1039	97.00	107.00	10.00	1.408	2.6
MT-1040	15.70	21.95	6.25	0.525	6.0
MT-1041	34.50	42.50	8.00	0.338	5.5
MT-1041	93.25	130.00	36.75	1.135	6.0
MT-1041	140.00	151.00	11.00	0.313	3.0
MT-1041	198.38	226.50	28.12	1.041	12.6
MT-1042	77.90	90.75	12.85	0.630	3.0
MT-1043	109.60	145.60	36.00	2.374	8.0
MT-1043	188.40	210.40	22.00	1.024	4.0
MT-1043	226.30	240.00	13.70	0.751	1.8
MT-1044	188.29	194.50	6.21	2.307	9.6
MT-1045	83.15	103.00	19.85	1.584	6.5
MT-1046	Results pending
MT-1047	56.50	72.30	15.80	0.756	6.9
MT-1047	78.30	88.30	10.00	0.831	8.3
MT-1048	.00	8.00	8.00	0.361	5.2
MT-1048	18.00	34.00	16.00	0.372	4.8
MT-1048	56.00	78.00	22.00	0.769	6.5
MT-1048	84.00	89.15	5.15	0.678	9.1
MT-1049	48.00	56.00	8.00	0.618	2.2
MT-1049	64.00	88.00	24.00	0.903	5.2
MT-1049	96.00	110.35	14.35	1.953	7.0
MT-1050	4.70	12.40	7.70	0.591	23.2
MT-1050	186.40	192.40	6.00	0.337	5.1
MT-1050	200.40	212.40	12.00	0.482	4.3
MT-1050	220.40	233.30	12.90	9.528	29.9
MT-1050	257.35	263.35	6.00	0.301	4.3
MT-1050	273.35	279.40	6.05	0.754	4.1
MT-1050	321.15	333.45	12.30	1.085	6.6
MT-1051	No significant intervals
MT-1052	113.30	148.15	34.85	0.845	5.4
MT-1053	No significant results
MT-1054	Results pending
MT-1055	133.70	139.70	6.00	2.067	4.3
MT-1055	208.44	220.25	11.81	0.902	9.9

MT-1055	276.20	285.00	8.80	0.543	14.7
MT-1055	300.40	306.75	6.35	1.445	6.6
MT-1055	326.75	336.30	9.55	0.827	3.1
MT-1056	Results pending
MT-1057	94.50	104.50	10.00	11.946	8.7
MT-1057	140.50	153.80	13.30	1.372	5.9

The drill holes were inclined and the intersection lengths do not represent true widths. A cut off grade of 0.10 g/t Au has been used. Results are reported above a minimum average grade of 0.30 g/t Au and a minimum width of 5.0 m. Gold grades are by fire assay with a AA or gravimetric finish; silver grades are by ICP analysis.  Mean values were used where duplicate data exist. In the case of core duplicates the average value has been used. Previously released holes MT-1001, MT-1002 and MT-1003 have been reassayed and restated to a lower cut off grade.

N
0
100
200
300
400
500
Meters
432 000
432 500
433 000
433 500
606 000
605 500
605 000
1300
1400
1500
1600
1700
1800
MT-1086
MT-1073
MT-1060
MT-1012
MT-1019
MT-1023
MT-1026
MT-1043
MT-1016
MT-1011
MT-1023
MT-1031
MT-1003
MT-1002
MT-1008
MT-1030
MT-1063
MT-1044
MT-1085
MT-1083
MT-1067
MT-1050
MT-1048
MT-1064
MT-1005
MT-1056
MT-1077
MT-1074
MT-1018
MT-1021
MT-1025
MT-1035
MT-1039
MT-1029
MT-1088
MT-1059
MT-1013
MT-1020
MT-1024
MT-1028
MT-1009
MT-1010
MT-1014
MT-1015
MT-1079
MT-1082
MT-1040
MT-1042
MT-1045
MT-1046
MT-1075
MT-1071
MT-1072
MT-1061
MT-1063
MT-1069

Plan showing location of all drill holes to date in the Zona Alta (green line) of the Marmato Project, Colombia.